Exhibit 99.1

CVR Energy Reports 2015 Fourth Quarter and Full Year Results
And Announces Cash Dividend of 50 Cents

SUGAR LAND, Texas (Feb. 18, 2016) - CVR Energy, Inc. (NYSE: CVI) today announced full year 2015 net income of $169.6 million, or $1.95 per diluted share, on net sales of $5,432.5 million, compared to net income for full year 2014 of $173.9 million, or $2.00 per diluted share, on net sales of $9,109.5 million. Full year 2015 adjusted EBITDA, a non-GAAP financial measure, was $498.8 million compared to full year 2014 adjusted EBITDA of $473.5 million.

For the fourth quarter of 2015, the company reported a net loss of $45.0 million, or a loss of 52 cents per diluted share, on net sales of $1,010.6 million, compared to a fourth quarter 2014 net loss of $44.4 million, or a loss of 51 cents per diluted share, on net sales of $1,841.8 million. Net income for the 2015 fourth quarter was negatively affected by the downtime associated with a major scheduled turnaround at CVR Refining’s Coffeyville refinery.

Fourth quarter 2015 adjusted EBITDA was $35.6 million compared to adjusted EBITDA of $81.7 million for the same period a year earlier.

“Our fourth quarter results were impacted by the downtime associated with the scheduled turnaround at CVR Refining’s Coffeyville refinery in addition to narrowing crack spreads,” said Jack Lipinski, CVR Energy’s chief executive officer. “At CVR Partners, the Coffeyville fertilizer plant posted record UAN and ammonia production for the quarter.”

CVR Energy also announced a fourth quarter 2015 cash dividend of 50 cents per share. The dividend, as declared by CVR Energy’s Board of Directors, will be paid on March 7, 2016, to stockholders of record on Feb. 29, 2016.

CVR Energy’s fourth quarter cash dividend brings the cumulative cash dividends paid or declared for the 2015 full year to $2.00 per share.

Today, CVR Partners announced a 2015 fourth quarter cash distribution of 27 cents per common unit. CVR Refining announced that it will not pay a cash distribution for the 2015 fourth quarter.

Petroleum Business

The petroleum business, which is operated by CVR Refining and includes the Coffeyville and Wynnewood refineries, reported a fourth quarter 2015 operating loss of $135.5 million, on net sales of $948.3 million, compared to a fourth quarter 2014 operating loss of $113.3 million, on net sales of $1,772.8 million.

Refining margin adjusted for FIFO impact per crude oil throughput barrel, a non-GAAP financial measure, was $8.96 in the 2015 fourth quarter, compared to $11.28 during the same period in 2014. Direct operating expenses, including major scheduled turnaround expenses, per barrel sold, exclusive of depreciation and amortization, for the 2015 fourth quarter was $12.34, compared to $5.76 in the fourth quarter of 2014.

Fourth quarter 2015 throughputs of crude oil and all other feedstocks and blendstocks totaled 172,364 barrels per day (bpd), compared to fourth quarter 2014 throughputs of crude oil and all other feedstocks and blendstocks of 212,263 bpd.

Nitrogen Fertilizers Business

The fertilizer business, operated by CVR Partners, reported fourth quarter 2015 operating income of $20.4 million on net sales of $66.0 million, compared to operating income of $26.5 million on net sales of $74.4 million for the fourth quarter of 2014.

For the fourth quarter of 2015, average realized gate prices for UAN and ammonia were $221 per ton and $479 per ton, respectively, compared to $247 per ton and $547 per ton, respectively, for the same period in 2014.

CVR Partners produced 116,100 tons of ammonia during the fourth quarter of 2015, of which 6,100 net tons were available for sale while the rest was upgraded to 270,500 tons of UAN. In the 2014 fourth quarter, the plant produced 105,900 tons of ammonia and purchased an additional 3,900 tons of ammonia, of which 4,400 net tons were available for sale and the remainder was upgraded to 259,600 tons of UAN.

Cash and Debt

Consolidated cash and cash equivalents, which included $187.3 million for CVR Refining and $50.0 million for CVR Partners, was $765.1 million at Dec. 31, 2015. Consolidated total debt was $673.5 million at Dec. 31, 2015. The company had no debt exclusive of CVR Refining’s and CVR Partners’ debt.

Fourth Quarter 2015 Earnings Conference Call

CVR Energy previously announced that it will host its fourth quarter 2015 Earnings Conference Call for analysts and investors on Thursday, Feb. 18, at 3 p.m. Eastern. The Earnings Conference Call may also include discussion of company developments, forward-looking information and other material information about business and financial matters.

The Earnings Conference Call will be broadcast live over the Internet at https://www.webcaster4.com/Webcast/Page/1003/13082. For investors or analysts who want to participate during the call, the dial-in number is (877) 407-8291.

For those unable to listen live, the Webcast will be archived and available for 14 days at https://www.webcaster4.com/Webcast/Page/1003/13082. A repeat of the conference call can be accessed by dialing (877) 660-6853, conference ID 13629396.

# # #

Forward-Looking Statements
This news release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can generally identify forward-looking statements by our use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. For a discussion of risk factors which may affect our results, please see the risk factors and other disclosures included in our most recent Annual Report on Form 10-K, any subsequently filed Quarterly Reports on Form 10-Q and our other SEC filings. These risks may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. CVR Energy disclaims any intention or obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

About CVR Energy, Inc.
Headquartered in Sugar Land, Texas, CVR Energy is a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing industries through its holdings in two limited partnerships, CVR Refining, LP and CVR Partners, LP. CVR Energy subsidiaries serve as the general partner and own a majority of the common units representing limited partner interests of CVR Refining and CVR Partners.

For further information, please contact:

Investor Contact:
Jay Finks
CVR Energy, Inc.
(281) 207-3588
InvestorRelations@CVREnergy.com

Media Relations:
Angie Dasbach
CVR Energy, Inc.
281-207-3550
MediaRelations@CVREnergy.com

CVR Energy, Inc.

Financial and Operational Data (all information in this release is unaudited other than the statements of operations and cash flow data for the year ended December 31, 2014 and the balance sheet data as of December 31, 2014).

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
	(in millions, except per share data)
Consolidated Statement of Operations Data:
Net sales	$1,010.6	$1,841.8	$5,432.5	$9,109.5
Cost of product sold	847.9	1,733.4	4,190.4	8,066.0
Direct operating expenses	212.1	134.7	584.7	515.1
Flood insurance recovery	—	—	(27.3)	—
Selling, general and administrative expenses	20.4	23.5	99.0	109.7
Depreciation and amortization	40.9	40.8	164.1	154.4
Operating income (loss)	(110.7)	(90.6)	421.6	264.3
Interest expense and other financing costs	(11.9)	(11.2)	(48.4)	(40.0)
Interest income	0.2	0.2	1.0	0.9
Gain (loss) on derivatives, net	23.6	14.5	(28.6)	185.6
Other income (expense), net	0.2	(3.6)	36.7	(3.7)
Income (loss) before income tax expense (benefit)	(98.6)	(90.7)	382.3	407.1
Income tax expense (benefit)	(20.7)	(21.0)	84.5	97.7
Net income (loss)	(77.9)	(69.7)	297.8	309.4
Less: Net income (loss) attributable to noncontrolling interest	(32.9)	(25.3)	128.2	135.5
Net income (loss) attributable to CVR Energy stockholders	$(45.0)	$(44.4)	$169.6	$173.9

Basic earnings (loss) per share	$(0.52)	$(0.51)	$1.95	$2.00
Diluted earnings (loss) per share	$(0.52)	$(0.51)	$1.95	$2.00
Dividends declared per share	$0.50	$0.75	$2.00	$5.00

Adjusted EBITDA*	$35.6	$81.7	$498.8	$473.5
Adjusted net income (loss)*	$(4.3)	$24.4	$235.1	$218.4
Adjusted net income (loss), per diluted share*	$(0.05)	$0.28	$2.71	$2.51

Weighted-average common shares outstanding:
Basic	86.8	86.8	86.8	86.8
Diluted	86.8	86.8	86.8	86.8

	As of December 31, 2015	As of December 31, 2014
	(in millions)
Balance Sheet Data:
Cash and cash equivalents	$765.1	$753.7
Working capital	789.9	1,033.0
Total assets	3,305.8	3,462.5
Total debt, including current portion	673.5	674.9
Total CVR stockholders’ equity	984.1	988.1

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
	(in millions)
Cash Flow Data:
Net cash flow provided by (used in):
Operating activities	$(75.5)	$109.5	$536.8	$640.3
Investing activities	(76.8)	(47.0)	(150.6)	(296.6)
Financing activities	(94.6)	(101.9)	(374.8)	(432.1)
Net cash flow	$(246.9)	$(39.4)	$11.4	$(88.4)

Segment Information

Our operations are organized into two reportable segments, Petroleum and Nitrogen Fertilizer. Our operations that are not included in the Petroleum and Nitrogen Fertilizer segments are included in the Corporate and Other segment (along with elimination of intersegment transactions). The Petroleum segment is operated by CVR Refining, LP (“CVR Refining”), in which we own a majority interest as well as serve as the general partner. The Petroleum segment includes the operations of the Coffeyville, Kansas and Wynnewood, Oklahoma refineries along with the crude oil gathering and pipeline systems. Detailed operating results for the Petroleum segment for the quarter and year ended December 31, 2015 are included in CVR Refining’s press release dated February 18, 2016. The Nitrogen Fertilizer segment is operated by CVR Partners, LP (“CVR Partners”), in which we own a majority interest as well as serve as the general partner. It consists of a nitrogen fertilizer manufacturing facility that utilizes a pet coke gasification process in producing nitrogen fertilizer. Detailed operating results for the Nitrogen Fertilizer segment for the quarter and year ended December 31, 2015 are included in CVR Partners’ press release dated February 18, 2016.

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated

	(in millions)
Three Months Ended December 31, 2015
Net sales	$948.3	$66.0	$(3.7)	$1,010.6
Cost of product sold	842.8	9.5	(4.4)	847.9
Direct operating expenses(1)	103.8	23.3	0.1	127.2
Major scheduled turnaround expenses	84.9	—	—	84.9
Flood insurance recovery(2)	—	—	—	—
Selling, general and administrative	20.2	5.6	(5.4)	20.4
Depreciation and amortization	32.1	7.2	1.6	40.9
Operating income (loss)	$(135.5)	$20.4	$4.4	$(110.7)

Capital expenditures	$71.1	$4.6	$1.1	$76.8

Year Ended December 31, 2015
Net sales	$5,161.9	$289.2	$(18.6)	$5,432.5
Cost of product sold	4,143.6	65.2	(18.4)	4,190.4
Direct operating expenses(1)	376.3	99.1	0.1	475.5
Major scheduled turnaround expenses	102.2	7.0	—	109.2
Flood insurance recovery(2)	(27.3)	—	—	(27.3)
Selling, general and administrative	75.2	20.8	3.0	99.0
Depreciation and amortization	130.2	28.4	5.5	164.1
Operating income (loss)	$361.7	$68.7	$(8.8)	$421.6

Capital expenditures	$194.7	$17.0	$7.0	$218.7

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated

	(in millions)
Three Months Ended December 31, 2014
Net sales	$1,772.8	$74.4	$(5.4)	$1,841.8
Cost of product sold	1,723.8	15.4	(5.8)	1,733.4
Direct operating expenses(1)	111.6	21.7	0.1	133.4
Major scheduled turnaround expenses	1.3	—	—	1.3
Selling, general and administrative	16.8	3.8	2.9	23.5
Depreciation and amortization	32.6	7.0	1.2	40.8
Operating income (loss)	$(113.3)	$26.5	$(3.8)	$(90.6)

Capital expenditures	$37.1	$7.6	$2.3	$47.0

Year Ended December 31, 2014
Net sales	$8,829.7	$298.7	$(18.9)	$9,109.5
Cost of product sold	8,013.4	72.0	(19.4)	8,066.0
Direct operating expenses(1)	409.2	98.9	0.2	508.3
Major scheduled turnaround expenses	6.8	—	—	6.8
Selling, general and administrative	70.6	17.7	21.4	109.7
Depreciation and amortization	122.5	27.3	4.6	154.4
Operating income (loss)	$207.2	$82.8	$(25.7)	$264.3

Capital expenditures	$191.3	$21.1	$6.0	$218.4

(1)	Excluding turnaround expenses.

(2)
Represents an insurance recovery from Coffeyville Resources Refining and Marketing, LLC’s (“CRRM”) environmental insurance carriers as a result of the flood and crude oil discharge at the Coffeyville refinery on June/July 2007.

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated

	(in millions)
December 31, 2015
Cash and cash equivalents	$187.3	$50.0	$527.8	$765.1
Total assets	2,195.2	536.5	574.1	3,305.8
Total debt, including current portion	580.0	125.0	(31.5)	673.5

December 31, 2014
Cash and cash equivalents	$370.2	$79.9	$303.6	$753.7
Total assets	2,417.8	578.8	465.9	3,462.5
Total debt, including current portion	581.4	125.0	(31.5)	674.9

Petroleum Segment Operating Data

The following tables set forth information about our consolidated Petroleum segment operated by CVR Refining, of which we own a majority interest and serve as the general partner, and the Coffeyville and Wynnewood refineries. Reconciliations of certain non-GAAP financial measures are provided under “Use of Non-GAAP Financial Measures” below. Additional discussion of operating results for the Petroleum segment for the quarter and year ended December 31, 2015 are included in CVR Refining’s press release dated February 18, 2016.

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
	(in millions)
Petroleum Segment Summary Financial Results:
Net sales	$948.3	$1,772.8	$5,161.9	$8,829.7
Cost of product sold	842.8	1,723.8	4,143.6	8,013.4
Direct operating expenses	103.8	111.6	376.3	409.2
Major scheduled turnaround expenses	84.9	1.3	102.2	6.8
Flood insurance recovery	—	—	(27.3)	—
Selling, general and administrative expenses	20.2	16.8	75.2	70.6
Depreciation and amortization	32.1	32.6	130.2	122.5
Operating income (loss)	(135.5)	(113.3)	361.7	207.2
Interest expense and other financing costs	(10.5)	(9.7)	(42.6)	(34.2)
Interest income	0.1	0.1	0.4	0.3
Gain (loss) on derivatives, net	23.6	14.5	(28.6)	185.6
Other income (expense), net	0.1	(0.1)	0.3	(0.2)
Income (loss) before income tax expense	(122.2)	(108.5)	291.2	358.7
Income tax expense	—	—	—	—
Net income (loss)	$(122.2)	$(108.5)	$291.2	$358.7

Refining margin*	$105.5	$49.0	$1,018.3	$816.3
Gross profit (loss)*	$(115.3)	$(96.5)	$436.9	$277.8
Refining margin adjusted for FIFO impact*	$132.1	$203.6	$1,078.6	$977.1
Adjusted Petroleum EBITDA*	$16.4	$104.6	$602.0	$621.6

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
	(dollars per barrel)
Petroleum Segment Key Operating Statistics:
Per crude oil throughput barrel:
Refining margin*	$7.16	$2.71	$14.45	$11.38
FIFO impact (favorable) unfavorable	1.80	8.57	0.86	2.24
Refining margin adjusted for FIFO impact*	8.96	11.28	15.31	13.62
Gross profit (loss)*	(7.82)	(5.35)	6.20	3.87
Gross profit (loss) excluding flood insurance recovery*	(7.82)	(5.35)	5.81	3.87
Direct operating expenses and major scheduled turnaround expenses	12.81	6.26	6.79	5.80
Direct operating expenses excluding major scheduled turnaround expenses	7.04	6.19	5.34	5.70
Direct operating expenses and major scheduled turnaround expenses per barrel sold	12.34	5.76	6.40	5.44
Direct operating expenses excluding major scheduled turnaround expenses per barrel sold	$6.79	$5.69	$5.04	$5.35
Barrels sold (barrels per day)	166,168	213,256	204,708	209,669

	Three Months Ended December 31,				Year Ended December 31,
	2015		2014		2015		2014
Petroleum Segment Summary Refining Throughput and Production Data (bpd):
Throughput:
Sweet	151,215	87.7%	181,063	85.3%	176,097	86.0%	179,059	86.2%
Medium	209	0.1%	3,383	1.6%	2,460	1.2%	2,022	1.0%
Heavy sour	8,715	5.1%	11,700	5.5%	14,520	7.1%	15,464	7.4%
Total crude oil throughput	160,139	92.9%	196,146	92.4%	193,077	94.3%	196,545	94.6%
All other feedstocks and blendstocks	12,225	7.1%	16,117	7.6%	11,672	5.7%	11,284	5.4%
Total throughput	172,364	100.0%	212,263	100.0%	204,749	100.0%	207,829	100.0%
Production:
Gasoline	80,111	46.3%	107,158	50.1%	99,961	48.5%	102,275	48.9%
Distillate	70,201	40.6%	88,119	41.2%	85,953	41.7%	87,639	41.9%
Other (excluding internally produced fuel)	22,638	13.1%	18,526	8.7%	20,074	9.8%	19,149	9.2%
Total refining production (excluding internally produced fuel)	172,950	100.0%	213,803	100.0%	205,988	100.0%	209,063	100.0%
Product price (dollars per gallon):
Gasoline	$1.32		$1.93		$1.61		$2.53
Distillate	1.34		2.40		1.62		2.81

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Market Indicators (dollars per barrel):
West Texas Intermediate (WTI) NYMEX	$42.16	$73.20	$48.76	$92.91
Crude Oil Differentials:
WTI less WTS (light/medium sour)	0.35	2.19	(0.28)	5.95
WTI less WCS (heavy sour)	14.45	15.42	13.20	18.48
NYMEX Crack Spreads:
Gasoline	12.79	9.83	19.89	17.29
Heating Oil	15.21	24.12	20.93	23.59
NYMEX 2-1-1 Crack Spread	14.00	16.97	20.41	20.44
PADD II Group 3 Product Basis:
Gasoline	0.26	(2.92)	(2.12)	(4.45)
Ultra Low Sulfur Diesel	(0.44)	3.51	(2.02)	0.75
PADD II Group 3 Product Crack Spread:
Gasoline	13.05	6.91	17.76	12.84
Ultra Low Sulfur Diesel	14.76	27.63	18.91	24.34
PADD II Group 3 2-1-1	13.91	17.27	18.34	18.59

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
	(in millions, except operating statistics)
Coffeyville Refinery Financial Results:
Net sales	$522.6	$1,214.2	$3,220.6	$5,755.5
Cost of product sold	490.5	1,186.3	2,626.1	5,254.9
Refining margin*	32.1	27.9	594.5	500.6
Direct operating expenses	53.5	54.4	209.1	223.6
Major scheduled turnaround expenses	84.9	—	102.2	5.5
Flood insurance recovery	—	—	(27.3)	—
Depreciation and amortization	17.5	19.2	72.1	73.6
Gross profit (loss)*	$(123.8)	$(45.7)	$238.4	$197.9

Refining margin adjusted for FIFO impact*	$49.5	$139.7	$632.5	$615.8

Coffeyville Refinery Key Operating Statistics:
Per crude oil throughput barrel:
Refining margin*	$4.52	$2.39	$14.37	$11.46
FIFO impact (favorable) unfavorable	2.45	9.58	0.92	2.64
Refining margin adjusted for FIFO impact*	6.97	11.97	15.29	14.10
Gross profit (loss)*	(17.42)	(3.91)	5.77	4.53
Gross profit (loss) excluding flood insurance recovery*	(17.42)	(3.91)	5.11	4.53
Direct operating expenses and major scheduled turnaround expenses	19.48	4.66	7.53	5.24
Direct operating expenses excluding major scheduled turnaround expenses	7.53	4.66	5.06	5.12
Direct operating expenses and major scheduled turnaround expenses per barrel sold	18.46	4.10	6.92	4.73
Direct operating expenses excluding major scheduled turnaround expenses per barrel sold	$7.14	$4.10	$4.65	$4.61
Barrels sold (barrels per day)	81,484	144,151	123,279	132,791

	Three Months Ended December 31,				Year Ended December 31,
	2015		2014		2015		2014
Coffeyville Refinery Throughput and Production Data (bpd):
Throughput:
Sweet	68,452	80.7%	111,791	80.2%	96,727	79.5%	103,018	80.0%
Medium	57	0.1%	3,383	2.4%	2,058	1.7%	1,222	1.0%
Heavy sour	8,715	10.3%	11,700	8.4%	14,520	11.9%	15,464	12.0%
Total crude oil throughput	77,224	91.1%	126,874	91.0%	113,305	93.1%	119,704	93.0%
All other feedstocks and blendstocks	7,540	8.9%	12,510	9.0%	8,400	6.9%	9,047	7.0%
Total throughput	84,764	100.0%	139,384	100.0%	121,705	100.0%	128,751	100.0%
Production:
Gasoline	36,493	42.1%	71,045	49.8%	57,815	46.5%	64,002	48.6%
Distillate	35,588	41.0%	60,448	42.4%	53,136	42.7%	56,381	42.8%
Other (excluding internally produced fuel)	14,655	16.9%	11,206	7.8%	13,503	10.8%	11,314	8.6%
Total refining production (excluding internally produced fuel)	86,736	100.0%	142,699	100.0%	124,454	100.0%	131,697	100.0%

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
	(in millions, except operating statistics)
Wynnewood Refinery Financial Results:
Net sales	$424.6	$557.5	$1,936.9	$3,069.8
Cost of product sold	351.8	537.1	1,516.3	2,758.1
Refining margin*	72.8	20.4	420.6	311.7
Direct operating expenses	49.2	57.1	166.2	185.5
Major scheduled turnaround expenses	—	1.3	—	1.3
Depreciation and amortization	12.6	11.5	50.2	41.8
Gross profit (loss)*	$11.0	$(49.5)	$204.2	$83.1

Refining margin adjusted for FIFO impact*	$82.0	$63.2	$442.9	$357.3

Wynnewood Refinery Key Operating Statistics:
Per crude oil throughput barrel:
Refining margin*	$9.54	$3.20	$14.44	$11.11
FIFO impact (favorable) unfavorable	1.20	6.72	0.77	1.63
Refining margin adjusted for FIFO impact*	10.74	9.92	15.21	12.74
Gross profit (loss)*	1.44	(7.78)	7.01	2.96
Direct operating expenses and major scheduled turnaround expenses	6.44	9.17	5.71	6.66
Direct operating expenses excluding major scheduled turnaround expenses	6.44	8.96	5.71	6.61
Direct operating expenses and major scheduled turnaround expenses per barrel sold	6.31	9.19	5.59	6.66
Direct operating expenses excluding major scheduled turnaround expenses per barrel sold	$6.31	$8.98	$5.59	$6.61
Barrels sold (barrels per day)	84,684	69,105	81,429	76,878

	Three Months Ended December 31,				Year Ended December 31,
	2015		2014		2015		2014
Wynnewood Refinery Throughput and Production Data (bpd):
Throughput:
Sweet	82,763	94.5%	69,272	95.1%	79,370	95.6%	76,041	96.2%
Medium	152	0.2%	—	—%	402	0.5%	800	1.0%
Heavy sour	—	—%	—	—%	—	—%	—	—%
Total crude oil throughput	82,915	94.7%	69,272	95.1%	79,772	96.1%	76,841	97.2%
All other feedstocks and blendstocks	4,685	5.3%	3,607	4.9%	3,272	3.9%	2,237	2.8%
Total throughput	87,600	100.0%	72,879	100.0%	83,044	100.0%	79,078	100.0%
Production:
Gasoline	43,618	50.6%	36,113	50.8%	42,146	51.7%	38,273	49.5%
Distillate	34,613	40.1%	27,671	38.9%	32,817	40.2%	31,258	40.4%
Other (excluding internally produced fuel)	7,983	9.3%	7,320	10.3%	6,571	8.1%	7,835	10.1%
Total refining production (excluding internally produced fuel)	86,214	100.0%	71,104	100.0%	81,534	100.0%	77,366	100.0%

Nitrogen Fertilizer Segment Operating Data

The following tables set forth information about the Nitrogen Fertilizer segment operated by CVR Partners, of which we own a majority interest and serve as the general partner. Reconciliations of certain non-GAAP financial measures are provided under “Use of Non-GAAP Financial Measures” below. Additional discussion of operating results for the Nitrogen Fertilizer segment for the quarter and year ended December 31, 2015 are included in CVR Partners’ press release dated February 18, 2016.

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
	(in millions)
Nitrogen Fertilizer Segment Business Financial Results:
Net sales	$66.0	$74.4	$289.2	$298.7
Cost of product sold	9.5	15.4	65.2	72.0
Direct operating expenses	23.3	21.7	99.1	98.9
Major scheduled turnaround expenses	—	—	7.0	—
Selling, general and administrative expenses	5.6	3.8	20.8	17.7
Depreciation and amortization	7.2	7.0	28.4	27.3
Operating income	20.4	26.5	68.7	82.8
Interest expense and other financing costs	(1.8)	(1.7)	(7.0)	(6.7)
Other income, net	0.1	—	0.3	—
Income before income tax expense	18.7	24.8	62.0	76.1
Income tax expense	—	—	—	—
Net income	$18.7	$24.8	$62.0	$76.1

Adjusted Nitrogen Fertilizer EBITDA*	$28.5	$33.5	$106.8	$110.3

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Nitrogen Fertilizer Segment Key Operating Statistics:
Production volume (thousand tons):
Ammonia (gross produced)(1)	116.1	105.9	385.4	388.9
Ammonia (net available for sale)(1)(2)	6.1	4.4	37.3	28.3
UAN	270.5	259.6	928.6	963.7

Pet coke consumed (thousand tons)	134.1	130.0	469.9	489.7
Pet coke (cost per ton)	$23	$27	$25	$28

Sales (thousand tons):
Ammonia	5.4	9.9	32.3	24.4
UAN	240.7	236.8	939.5	951.0

Product pricing at gate (dollars per ton)(3):
Ammonia	$479	$547	$521	$518
UAN	$221	$247	$247	$259

On-stream factor(4):
Gasification	99.3%	99.6%	90.2%	96.8%
Ammonia	98.8%	98.2%	87.5%	92.6%
UAN	98.3%	95.8%	87.3%	92.0%

Market Indicators:
Ammonia — Southern Plains (dollars per ton)	$460	$588	$510	$539
UAN — Corn belt (dollars per ton)	$250	$293	$284	$314

Cost of product sold, direct operating expenses and selling, general and administrative expenses are all reflected exclusive of depreciation and amortization.

* See Use of Non-GAAP Financial Measures below.

(1)
Gross tons produced for ammonia represent total ammonia produced, including ammonia produced that was upgraded into UAN. Net tons available for sale represent the ammonia available for sale that was not upgraded into UAN.

(2)
In addition to the produced ammonia, the Nitrogen Fertilizer segment acquired approximately 0 and 3,900 tons of ammonia during the three months ended December 31, 2015 and 2014, respectively. The Nitrogen Fertilizer segment acquired approximately 29,300 and 33,600 tons of ammonia during the years ended December 31, 2015 and 2014, respectively.

(3)
Product pricing at gate represents net sales less freight revenue divided by product sales volume in tons and is shown in order to provide a pricing measure that is comparable across the fertilizer industry.

(4)	On-stream factor is the total number of hours operated divided by the total number of hours in the reporting period and is a measure of operating efficiency.

Excluding the impact of the Linde air separation unit outages, the on-stream factors for the three months ended December 31, 2015 would have been 100.0% for gasification, 100.0% for ammonia and 99.9% for UAN.

Excluding the impact of the full facility turnaround and the Linde air separation unit outages, the on-stream factors for the year ended December 31, 2015 would have been 99.9% for gasification, 97.7% for ammonia and 97.6% for UAN.

Excluding the impact of the shutdown for installation of the waste heat boiler, pressure swing adsorption unit upgrade and the Linde air separation unit maintenance, the on-stream factors for the year ended December 31, 2014 would have been 98.2% for gasification, 94.3% for ammonia and 93.7% for UAN.

Use of Non-GAAP Financial Measures

To supplement the Company’s actual results in accordance with GAAP for the applicable periods, the Company also uses the non-GAAP financial measures noted above, which are reconciled to our GAAP-based results below. These non-GAAP financial measures should not be considered an alternative for GAAP results. The adjustments are provided to enhance an overall understanding of the Company’s financial performance for the applicable periods and are indicators management believes are relevant and useful for planning and forecasting future periods.

Adjusted net income (loss) is not a recognized term under GAAP and should not be substituted for net income (loss) as a measure of our performance but rather should be utilized as a supplemental measure of financial performance in evaluating our business. Management believes that adjusted net income (loss) provides relevant and useful information that enables external users of our financial statements, such as industry analysts, investors, lenders and rating agencies, to better understand and evaluate our ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance. Adjusted net income (loss) per diluted share represents adjusted net income (loss) divided by weighted-average diluted shares outstanding.

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
	(in millions, except per share data)
Reconciliation of Net Income (Loss) to Adjusted Net Income (Loss):
Income (loss) before income tax expense (benefit)	$(98.6)	$(90.7)	$382.3	$407.1
Adjustments:
FIFO impact (favorable) unfavorable	26.6	154.6	60.3	160.8
Share-based compensation	3.7	1.5	12.8	12.3
Major scheduled turnaround expenses	84.9	1.3	109.2	6.8
(Gain) loss on derivatives, net	(23.6)	(14.5)	28.6	(185.6)
Current period settlement on derivative contracts(1)	8.1	29.0	(26.0)	122.2
Flood insurance recovery(2)	—	—	(27.3)	—
Expenses associated with the Rentech Nitrogen mergers(3)	0.8	—	2.3	—
Adjusted net income before income tax expense and noncontrolling interest	1.9	81.2	542.2	523.6
Adjusted net income attributed to noncontrolling interest	(0.3)	(32.8)	(179.8)	(178.4)
Income tax expense, as adjusted	(5.9)	(24.0)	(127.3)	(126.8)
Adjusted net income (loss) attributable to CVR Energy stockholders	$(4.3)	$24.4	$235.1	$218.4

Adjusted net income (loss) per diluted share	$(0.05)	$0.28	$2.71	$2.51

Refining margin per crude oil throughput barrel is a measurement calculated as the difference between the Petroleum segment’s net sales and cost of product sold (exclusive of depreciation and amortization). Refining margin is a non-GAAP measure that we believe is important to investors in evaluating the refineries’ performance as a general indication of the amount above their cost of product sold at which they are able to sell refined products. Each of the components used in this calculation (net sales and cost of product sold exclusive of depreciation and amortization) can be taken directly from our Petroleum segment's Statements of Operations. Our calculation of refining margin may differ from similar calculations of other companies in the industry, thereby limiting its usefulness as a comparative measure. In order to derive the refining margin per crude oil throughput barrel, we utilize the total dollar figures for refining margin as derived above and divide by the applicable number of crude oil throughput barrels for the period. We believe that refining margin is important to enable investors to better understand and evaluate the Petroleum segment’s ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance.

Refining margin per crude oil throughput barrel adjusted for FIFO impact is a measurement calculated as the difference between the Petroleum segment’s net sales and cost of product sold (exclusive of depreciation and amortization) adjusted for FIFO impact. Refining margin adjusted for FIFO impact is a non-GAAP measure that we believe is important to investors in evaluating the refineries’ performance as a general indication of the amount above their cost of product sold (taking into account the impact of the utilization of FIFO) at which they are able to sell refined products. Our calculation of refining margin adjusted for FIFO impact may differ from calculations of other companies in the industry, thereby limiting its usefulness as a comparative measure. Under the FIFO accounting method, changes in crude oil prices can cause fluctuations in the inventory valuation of crude oil, work in process and finished goods, thereby resulting in a favorable FIFO impact when crude oil prices increase and an unfavorable FIFO impact when crude oil prices decrease.

Gross profit (loss) is calculated as the difference between the Petroleum segment’s net sales, cost of product sold (exclusive of depreciation and amortization), direct operating expenses (exclusive of depreciation and amortization), major scheduled turnaround expenses, flood insurance recovery and depreciation and amortization. Gross profit (loss) per crude throughput barrel is calculated as gross profit (loss) as derived above divided by the refineries’ crude oil throughput volumes for the respective periods presented. Gross profit (loss) is a non-GAAP measure that should not be substituted for operating income (loss). Management believes it is important to investors in evaluating the refineries’ performance and the Petroleum segment’s ongoing operating results. Our calculation of gross profit (loss) may differ from similar calculations of other companies in the industry, thereby limiting its usefulness as a comparative measure.

EBITDA and Adjusted EBITDA. EBITDA represents net income (loss) before (i) interest expense and other financing costs, net of interest income, (ii) income tax expense (benefit) and (iii) depreciation and amortization. Adjusted EBITDA represents EBITDA adjusted for (i) FIFO impact (favorable) unfavorable; (ii) share-based compensation; (iii) loss on extinguishment of debt; (iv) major scheduled turnaround expenses; (v) (gain) loss on derivatives, net; (vi) current period settlements on derivative contracts; (vii) flood insurance recovery and (viii) expenses associated with the pending Rentech Nitrogen mergers. EBITDA and Adjusted EBITDA are not recognized terms under GAAP and should not be substituted for net income (loss) or cash flow from operations. Management believes that EBITDA and Adjusted EBITDA enable investors to better understand and evaluate our ongoing operating results and allow for greater transparency in reviewing our overall financial, operational and economic performance. EBITDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently. Below is a reconciliation of net income (loss) to EBITDA and EBITDA to Adjusted EBITDA for the three months and years ended December 31, 2015 and 2014:

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
	(in millions)
Net income (loss) attributable to CVR Energy stockholders	$(45.0)	$(44.4)	$169.6	$173.9
Add:
Interest expense and other financing costs, net of interest income	11.7	11.0	47.4	39.1
Income tax expense (benefit)	(20.7)	(21.0)	84.5	97.7
Depreciation and amortization	40.9	40.8	164.1	154.4
EBITDA adjustments included in noncontrolling interest	(18.7)	(18.4)	(75.2)	(65.2)
EBITDA	(31.8)	(32.0)	390.4	399.9
Add:
FIFO impact (favorable) unfavorable	26.6	154.6	60.3	160.8
Share-based compensation	3.7	1.5	12.8	12.3
Major scheduled turnaround expenses	84.9	1.3	109.2	6.8
(Gain) loss on derivatives, net	(23.6)	(14.5)	28.6	(185.6)
Current period settlement on derivative contracts(1)	8.1	29.0	(26.0)	122.2
Flood insurance recovery(2)	—	—	(27.3)	—
Expenses associated with the Rentech Nitrogen mergers(3)	0.8	—	2.3	—
Adjustments included in noncontrolling interest	(33.1)	(58.2)	(51.5)	(42.9)
Adjusted EBITDA	$35.6	$81.7	$498.8	$473.5

Petroleum and Nitrogen Fertilizer EBITDA and Adjusted EBITDA. EBITDA by operating segment represents net income (loss) before (i) interest expense and other financing costs, net of interest income, (ii) income tax expense and (iii) depreciation and amortization. Adjusted EBITDA by operating segment represents EBITDA by operating segment adjusted for (i) FIFO impact (favorable) unfavorable; (ii) share-based compensation, non-cash; (iii) loss on extinguishment of debt; (iv) major scheduled turnaround expenses; (v) (gain) loss on derivatives, net; (vi) current period settlements on derivative contracts; (vii) flood insurance recovery and (viii) expenses associated with the pending Rentech Nitrogen mergers. We present Adjusted EBITDA by operating segment because it is the starting point for CVR Refining’s and CVR Partners’ calculation of available cash for distribution. EBITDA and Adjusted EBITDA by operating segment are not recognized terms under GAAP and should not be substituted for net income (loss) as a measure of performance. Management believes that EBITDA and Adjusted EBITDA by operating segment enable investors to better understand CVR Refining’s and CVR Partners’ ability to make distributions to their common unitholders, help investors evaluate our ongoing operating results and allow for greater transparency in reviewing our overall financial, operational and economic performance. EBITDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently. Below is a reconciliation of net income (loss) to EBITDA and EBITDA to Adjusted EBITDA for the Petroleum and Nitrogen Fertilizer segments for the three months and years ended December 31, 2015 and 2014:

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
	(in millions)
Petroleum:
Petroleum net income (loss)	$(122.2)	$(108.5)	$291.2	$358.7
Add:
Interest expense and other financing costs, net of interest income	10.4	9.6	42.2	33.9
Income tax expense	—	—	—	—
Depreciation and amortization	32.1	32.6	130.2	122.5
Petroleum EBITDA	(79.7)	(66.3)	463.6	515.1
Add:
FIFO impact (favorable) unfavorable	26.6	154.6	60.3	160.8
Share-based compensation, non-cash	0.1	0.5	0.6	2.3
Major scheduled turnaround expenses	84.9	1.3	102.2	6.8
(Gain) loss on derivatives, net	(23.6)	(14.5)	28.6	(185.6)
Current period settlements on derivative contracts(1)	8.1	29.0	(26.0)	122.2
Flood insurance recovery(2)	—	—	(27.3)	—
Adjusted Petroleum EBITDA	$16.4	$104.6	$602.0	$621.6

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
	(in millions)
Nitrogen Fertilizer:
Nitrogen Fertilizer net income	$18.7	$24.8	$62.0	$76.1
Add:
Interest expense and other financing costs, net	1.8	1.7	7.0	6.7
Income tax expense	—	—	—	—
Depreciation and amortization	7.2	7.0	28.4	27.3
Nitrogen Fertilizer EBITDA	27.7	33.5	97.4	110.1
Add:
Share-based compensation, non-cash	—	—	0.1	0.2
Major scheduled turnaround expenses	—	—	7.0	—
Expenses associated with the Rentech Nitrogen mergers(3)	0.8	—	2.3	—
Adjusted Nitrogen Fertilizer EBITDA	$28.5	$33.5	$106.8	$110.3

(1)
Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts.

(2)	Represents an insurance recovery from CRRM’s environmental insurance carriers as a result of the flood and crude oil discharge at the Coffeyville refinery on June/July 2007.

(3)
On August 9, 2015, CVR Partners entered into an Agreement and Plan of Merger with Rentech Nitrogen Partners, L.P. (“Rentech Nitrogen”) and Rentech Nitrogen GP, LLC (“Rentech Nitrogen GP”) with Rentech Nitrogen and Rentech Nitrogen GP continuing as surviving entities and wholly-owned subsidiaries of CVR Partners. The Nitrogen Fertilizer Partnership incurred legal and other professional fees and other merger related expenses that are referred to herein as expenses associated with the Rentech Nitrogen mergers, which are included in selling, general and administrative expenses for the three months and year ended December 31, 2015.

Derivatives Summary. The Petroleum segment enters into commodity swap contracts through crack spread swap agreements with financial counterparties to fix the spread risk between the refineries’ crude oil purchases and the refined products the refineries produce for sale. Through these swaps, the Petroleum segment will sell a fixed differential for the value between the selected refined product benchmark and the benchmark crude oil price, thereby locking in a margin for a portion of the refineries’ production. The physical volumes are not exchanged and these contracts are net settled with cash. From time to time, the Petroleum segment holds various NYMEX positions through a third-party clearing house.

The table below summarizes the Petroleum segment’s open commodity swap positions as of December 31, 2015. The positions are primarily in the form of crack spread swap agreements with financial counterparties, wherein the Petroleum segment has locked in differentials at the fixed prices noted below. As of December 31, 2015 the open commodity swap positions below were comprised of 100.0% distillate crack swaps.

Commodity Swaps	Barrels	Fixed Price(1)
First Quarter 2016	615,000	$29.01
Second Quarter 2016	615,000	29.01
Third Quarter 2016	615,000	29.01
Fourth Quarter 2016	615,000	29.01

Total	2,460,000	$29.01

(1)	Weighted-average price of all positions for period indicated.